Sonic Automotive, Inc. 1 Q4 2012 Earnings Review February 20, 2013 Exhibit 99.2

Sonic Automotive, Inc.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending
December 31, 2011 and our Form 10-Q for the quarter ended September 30, 2012.

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as
“believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.
Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.

Sonic Automotive, Inc. 3 Sonic Automotive Q4 2012 o Quarter in Review o Financial Results o Operations Recap o Summary and Outlook

Sonic Automotive, Inc. 4
Overall Results
Revenue Growth – up 10.4%
New retail vehicle revenue up 15.7% - volume up 14.5% -
exceeds industry retail volume growth
Pre-owned unit volume up 6.3%
F&I revenue up 19.0%
Fixed Operations revenue up 3.0%
SG&A at 75.4% for quarter and 76.8% for the year – beating our target of 78.0%
Income from continuing operations of $28.8 million, up 13.2% from an adjusted balance in the prior year quarter*
Q4 2012 diluted EPS from continuing operations was $0.52 per share vs. $0.43* in prior year period – up 21%
* - Q4 2011 adjusted amounts exclude a pretax charge of $6.8M (after-tax of $4.2M), or $0.07 per diluted share related to debt repurchase activity.  See Appendix for reconciliation to GAAP amounts.

Sonic Automotive, Inc.
Results (1)
B/(W) than Q4
2011
B/(W) than
FY 2011
(amounts in millions, except per share data)
Q4 2012 $ % FY 2012 $ %
Revenue $  2,189 $ 205 10% $ 8,365 $ 845 11%
Gross Profit $ 314 $ 20 7% $ 1,235 $ 77 7%
Operating Profit $ 65 $ 3 5% $ 240 $ 14 6%
Interest & Other ($ 20) $ 2 8% ($ 78) $ 8 9%
Continuing Ops:
Profit (after tax) $ 29 $  3 13% $ 100 $ 15 17%
Diluted EPS $ 0.52 $ 0.09 21% $ 1.71 $ 0.28 20%
SG&A as % of Gross 75.4% (10) bps 76.8% 20 bps

(1) – See appendix for reconciliation of Q4 2011 adjusted amounts and FY 2012 and FY 2011 adjusted amounts to GAAP amounts.
Q4 2012 contained no adjusted amounts.

Better than Full Year Target of 78% (1) – See appendix for reconciliation to GAAP amounts. Sonic Automotive, Inc. Q4 2011 Q4 2012 FY 2011 FY 2012 75.3% 75.4% 77.0% 76.8% SG&A to Gross (1)

(amounts in millions)
YTD 2012
Estimated
2013
Real Estate Acquisitions $ 14.6 $ 59.7
All Other Cap Ex 80.8 102.6
Subtotal $ 95.4 $ 162.3
Less: Mortgage Funding (25.7) (65.6)
Total Cash Used – Cap Ex $ 69.7 $ 96.6
Capital Spending
Sonic Automotive, Inc.

Debt Covenants
Compliant with all Covenants
Covenant
Actual Q4
2012
Liquidity Ratio >= 1.05 1.15
Fixed Charge Coverage Ratio >= 1.20 1.69
Total Lease Adjusted Leverage
Ratio
<= 5.50 3.94
Sonic Automotive, Inc.

9 Public Debt Maturities (amounts in millions) 9% Notes Sonic Automotive, Inc. No Near Term Maturities 7% Notes $210 $200 2013 2014 2015 2018 2022 $0 $0 $0 The Converts are Gone!

Sonic Automotive, Inc.
Stock Repurchases

(shares in thousands)
Shares
Average
Price
Q4 2012 Activity 3,454 $19.27
Total 2012 Activity 4,364 $19.00
•
Approximately $50 million repurchase authorization remaining at
12/31/2012
•
Approval granted for an additional $100 million subsequent to year-end for total unused authorization of approximately $144 million today

Sonic Automotive, Inc. Share Count 11 (amounts in thousands) YTD 2011 YTD 2012 Expected 2013 Fully Diluted Share Count 65,464 60,406 54,000 Decline of 17.5%

Sonic Automotive, Inc.
New Retail Vehicles
Q4 2012 Q4 2011 B/(W)
Volume 33,767 29,482 15%
Selling Price $ 37,312 $ 36,946 1.0%
Gross Margin % 6.1% 6.3% (20 bps)
GPU $2,260 $ 2,327 ($67)
Gross Profit $76  million
$69
million
11.2%
SAAR (includes fleet)
15.0 million
13.5
million
11.1%

Sonic Automotive, Inc.
Used Retail Vehicles
Q4 2012 Q4 2011 B/(W)
Retail Volume 23,943 22,520 6%
Used Retail GPU $ 1,369 $ 1,461 ($ 92)
Used Related Retail Gross* $ 73
million
$ 70
million
$ 3 million
Used to New 0.71 : 1 0.76 : 1 (0.05)
Vehicles / store / month 80 75 5

* - Includes front-end gross plus F&I related gross and fixed operations related gross

Sonic Automotive, Inc.
Fixed Operations

QTD YOY Gross Profit Change Breakdown:
B/(W) than Q4
2011
(amounts in millions)
Q4 2012 $ %
Revenue $ 287 $ 8.4  3.0%
Gross Profit $ 141 $ 3.7 2.7%
•
Customer Pay Up 1.0%
•
Whsl. Parts Down 1.0%
•
Internal & Sublet Up 8.8%
•
Warranty Up 3.9%

Sonic Automotive, Inc. 15
Summary
Record Q4 income from continuing operations
Record full year 2012 retail units of 231,192
Revenue growth continues at double digit rates
Continued investment in the base business while beating
our cost target for SG&A as a percent of gross for full year
Inventory levels back to normal
Effects of the elimination of the 5% Converts beginning to
show through
Poised to opportunistically repurchase shares with
additional Board authorization

Sonic Automotive, Inc. 16
2013 Outlook
•
Expect New Vehicle SAAR of 15.0 to 15.5 Million
•
Pre-Owned Vehicle Growth in Mid-Single Digits
•
Property Purchases to Continue
•
Expect SG&A to be Below 77%
•
Targeting 2013 Diluted EPS from Continuing
Operations of $1.93 - $2.03

Sonic Automotive, Inc. 17

Sonic Automotive, Inc.
Predictable
Repeatable
Sustainable
•
Grow the Base Business
-
Developing Predictable - Repeatable - Sustainable Business Model
•
Playbooks - Uniform Best Practices
•
People - Culture of Customer-Centric Organization
•
Systems - Stable, Flexible and Secure Delivery Systems
•
Data - Use to Drive Business Decisions Throughout the Organization
-
Grow Through Knowledge in Core Competencies
•
Own Our Properties
-
Create Value on the Balance Sheet
-
Lower Cost Option
•
Opportunistically Grow through Acquisitions
– Tuck in acquisitions
– Open points
•
Improve Capital Structure
-
Buy Back Stock Opportunistically
-
Manage Debt Levels
-
Offer Dividend to Reward Shareholders
Strategic Focus

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information

Fourth Quarter Ended December 31, Adjusted 2012 B/(W)
2012 2011
than Adjusted 2011
($ in millions, shares in
thousands, except per share data)
As
Reported Adjustments
As
Adjusted
As
Reported Adjustments
As
Adjusted $ %
Revenues 2,188.7 $     - $                        2,188.7 $     1,983.4 $     - $                        1,983.4 $     205.3 $                10.4%
Gross profit 314.1 - 314.1 293.7 - 293.7 20.4 7.0%
Gross margin 14.4% 14.4% 14.8% 14.8% (40) bps
SG&A (236.8) - (236.8) (227.9) 6.8 (1) (221.1) (15.7) (7.1%)
SG&A as % of gross profit 75.4% 75.4% 77.6% 75.3% (10) bps
Impairment charges (0.4) - (0.4) (0.0) - (0.0) (0.3) (857.5%)
Depreciation and amortization (11.9) - (11.9) (10.3) - (10.3) (1.6) (15.9%)
Operating income 65.1 - 65.1 55.5 6.8 62.3 2.8 4.5%
Operating margin 3.0% 3.0% 2.8% 3.1% (10) bps
Interest expense, floor plan (5.5) - (5.5) (4.6) - (4.6) (0.9) (20.6%)
Interest expense, other, net (14.2) - (14.2) (16.3) - (16.3) 2.1 12.9%
Other income (expense), net 0.2 - 0.2 (0.3) - (0.3) 0.4 169.1%
Income (loss) from continuing operations 28.8 - 28.8 21.2 4.2 25.4 3.4 13.2%
Income (loss) from discontinued operations 1.6 - 1.6 (0.7) (0.4) (2) (1.1) 2.7 245.9%
Net income (loss) 30.4 $          - $                        30.4 $          20.5 $          3.8 $                    24.4 $          6.0 $                    24.8%
Diluted earnings (loss) per common share:
Earnings (loss) per share
from continuing operations 0.52 $          - $                    0.52 $          0.36 $          0.07 $                  0.43 $          0.09 $                  20.9%
Earnings (loss) per share from
discontinued operations
0.03 - 0.03 (0.01) (0.01) (0.02) 0.05 250.0%
Earnings (loss) per common share 0.55 $          - $                    0.55 $          0.35 $          0.06 $                  0.41 $          0.14 $                  34.1%
Weighted average shares outstanding 54,763 54,763 64,467 64,467
(1) Represents lease exit adjustments and legal settlement charges.
(2) Represents tax-effected amounts related to lease exit adjustments.
This release contains certain non-GAAP financial measures (the "Adjusted" columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information

Year Ended December 31, Adjusted 2012 B/(W)
2012 2011
than Adjusted 2011
($ in millions, shares in
thousands, except per share data)
As
Reported Adjustments
As
Adjusted
As
Reported Adjustments
As
Adjusted $ %
Revenues 8,365.5 $      - $                         8,365.5 $      7,520.8 $      - $                         7,520.8 $      844.7 $                 11.2%
Gross profit 1,235.2         -                            1,235.2         1,158.6         -                            1,158.6         76.5                      6.6%
Gross margin 14.8% 14.8% 15.4% 15.4% (60) bps
SG&A (949.0)           -                            (949.0)           (899.4)           6.8                        (3) (892.6)           (56.4)                     (6.3%)
SG&A as % of gross profit 76.8% 76.8% 77.6% 77.0% 20 bps
Impairment charges (0.4)                -                            (0.4)                (0.2)                -                            (0.2)                (0.2)                       (120.0%)
Depreciation and amortization (45.3)             -                            (45.3)             (39.4)             -                            (39.4)             (5.8)                       (14.8%)
Operating income 240.4            -                            240.4            219.5            6.8                        226.4            14.0                      6.2%
Operating margin 2.9% 2.9% 2.9% 3.0% (10) bps
Interest expense, floor plan (19.5)             -                            (19.5)             (18.4)             -                            (18.4)             (1.0)                       (5.7%)
Interest expense, other, net (60.1)             1.2                        (1) (58.9)             (66.9)             -                            (66.9)             7.9                        11.9%
Other income (expense), net (19.6)             19.7                      (2) 0.1                 (1.0)                -                            (1.0)                1.1                        108.7%
Income (loss) from continuing operations 91.3              9.2                        100.4            81.5              4.2                        85.7              14.7                      17.1%
Income (loss) from discontinued operations (2.2)                -                            (2.2)                (5.3)                (0.4)                       (4) (5.7)                3.5                        61.9%
Net income (loss) 89.1 $           9.2 $                     98.3 $           76.3 $           3.8 $                     80.1 $           18.2 $                   22.7%
Diluted earnings (loss) per common share:
Earnings (loss) per share
   from continuing operations 1.56 $           0.15 $                   1.71 $           1.37 $           0.06 $                   1.43 $           0.28 $                   19.6%
Earnings (loss) per share from
   discontinued operations
(0.03)             -                        (0.03)             (0.08)             -                        (0.08)             0.05                      62.5%
Earnings (loss) per common share 1.53 $           0.15 $                   1.68 $           1.29 $           0.06 $                   1.35 $           0.33 $                   24.4%
Weighted average shares outstanding 60,406          60,406          65,464          65,464
(1) Represents double-carry interest in July 2012.
(2) Represents debt extinguishment charges related to the 5% Convertible Notes.
(3) Represents lease exit adjustments and legal settlement charges.
(4) Represents tax-effected amounts related to lease exit adjustments.
This release contains certain non-GAAP financial measures (the "Adjusted" columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information

Fourth Quarter Ended December 31, 2012
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 28.8 $                54,289                   1.6 $                  54,289                   30.4 $                54,289
Effect of dilutive securities:
Two class method (0.4)                    -                             -                       -                             (0.4)                    -
Stock compensation plans -                       474                        -                       474                        -                       474
Reported diluted 28.4                   54,763                   0.52 $       1.6                     54,763                   0.03 $       30.0                   54,763                   0.55 $
Adjusted diluted 28.4 $                54,763                   0.52 $       1.6 $                  54,763                   0.03 $       30.0 $                54,763                   0.55 $
Fourth Quarter Ended December 31, 2011
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 21.2 $                52,194                   (0.7) $                 52,194                   20.5 $                52,194
Effect of dilutive securities:
Two class method (0.2)                    -                             -                       -                             (0.2)                    -
Contingently convertible debt 2.3                     11,713                   -                       11,713                   2.3                     11,713
Stock compensation plans -                       560                        -                       560                        -                       560
Reported diluted 23.3                   64,467                   0.36 $       (0.7)                    64,467                   (0.01) $     22.6                   64,467                   0.35 $
Adjustments (tax-effected):
Lease exit adjustments 0.7                     -                             (0.4)                    -                             0.3                     -
Legal settlement charges 3.5                     -                             -                       -                             3.5                     -
Adjusted diluted 27.5 $                64,467                   0.43 $       (1.1) $                 64,467                   (0.02) $     26.4 $                64,467                   0.41 $

Sonic Automotive, Inc.
Reconciliation of Non-GAAP Financial Information

Year Ended December 31, 2012
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 91.3 $                53,550                   (2.2) $                 53,550                   89.1 $                53,550
Effect of dilutive securities:
Two class method (1.4)                    -                             -                       -                             (1.4)                    -
Contingently convertible debt 4.6                     6,411                     0.1                     6,411                     4.7                     6,411
Stock compensation plans -                       445                        -                       445                        -                       445
Reported diluted 94.5                   60,406                   1.56 $       (2.1)                    60,406                   (0.03) $     92.4                   60,406                   1.53 $
Adjustments (tax-effected):
Double-carry interest 0.7                     -                             -                       -                             0.7                     -
Debt extinguishment charges 12.1                   -                             -                       -                             12.1                   -
Settlement of state tax examination (3.6)                    -                             -                       -                             (3.6)                    -
Adjusted diluted 103.7 $             60,406                   1.71 $       (2.1) $                 60,406                   (0.03) $     101.6 $             60,406                   1.68 $
Year Ended December 31, 2011
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 81.5 $                52,358                   (5.2) $                 52,358                   76.3 $                52,358
Effect of dilutive securities:
Two class method (1.0)                    -                             -                       -                             (1.0)                    -
Contingently convertible debt 9.1                     12,517                   0.2                     12,517                   9.3                     12,517
Stock compensation plans -                       589                        -                       589                        -                       589
Reported diluted 89.6                   65,464                   1.37 $       (5.0)                    65,464                   (0.08) $     84.6                   65,464                   1.29 $
Adjustments (tax-effected):
Lease exit adjustments 0.7                     -                             (0.4)                    -                             0.3                     -
Legal settlement charges 3.5                     -                             -                       -                             3.5                     -
Adjusted diluted 93.8 $                65,464                   1.43 $       (5.4) $                 65,464                   (0.08) $     88.4 $                65,464                   1.35 $